UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2015

NeuLion, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53620	98-0469479
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1600 Old Country Road, Plainview, NY	11803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 622-8300

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 2, 2015, NeuLion, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K dated January 30, 2015 (the “Original 8-K”), relating to the Merger (as defined in the Original 8-K).  The Company is filing this Amendment No. 1 (the “Amendment”) to the Original 8-K to amend Item 9.01 to include the audited consolidated financial statements of DivX Corporation as of and for the nine months ended December 31, 2014.  The Company is also obligated to file audited consolidated financial statements relating to DivX Corporation as of and for the year ended December 31, 2013 and for the three months ended March 31, 2014, but the Company has not yet been able to complete such financial statements because the Company has not yet received the financial information it needs from the owners of DivX Corporation prior to April 1, 2014.  As a result of DivX Corporation’s financial statements not being completed, the Company is also unable to file pro-forma financial information relating to the Merger.  The Company will file the additional financial statements of DivX Corporation and the pro-forma financial information relating to the Merger as promptly as practicable after it receives the necessary financial information and completes the financial statements.

No other changes have been made to the Original 8-K. Except as reflected in Item 9.01 of this Amendment, this Amendment does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way the disclosures made in the Original 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

The audited financial statements of DivX Corporation as of and for the nine months ended December 31, 2014 are filed herewith as Exhibit 99.2 and incorporated by reference herein.

The audited financial statements of DivX Corporation as of and for the year ended December 31, 2013 and for the three months ended March 31, 2014 will be filed once completed.

(b)           Pro Forma Financial Information.

To be filed once the audited financial statements of DivX Corporation are completed.

(d)           Exhibits.

10.1*	Stockholders’ Agreement dated January 30, 2015 by and among NeuLion, Inc., PCF 1, LLC and each of the persons listed on Exhibit B thereto

10.2*	Convertible Promissory Note dated January 30, 2015

99.1**	Press release dated January 30, 2015

99.2	Financial Statements of DivX Corporation as of and for the nine months ended December 31, 2014

* Included as an exhibit to the Merger Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 5, 2015.

** Filed as Exhibit 99.1 to the Original 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEULION, INC.

Date: April 15, 2015	By:	/s/ Roy E. Reichbach
Name: Roy E. Reichbach
Title: General Counsel and Corporate Secretary

EXHIBIT LIST

Exhibit No.	Description

10.1*	Stockholders’ Agreement dated January 30, 2015 by and among NeuLion, Inc., PCF 1, LLC and each of the persons listed on Exhibit B thereto

10.2*	Convertible Promissory Note dated January 30, 2015

99.1**	Press release dated January 30, 2015

99.2	Financial Statements of DivX Corporation as of and for the nine months ended December 31, 2014

* Included as an exhibit to the Merger Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 5, 2015.

** Filed as Exhibit 99.1 to the Original 8-K.